SECURITIES AND EXCHANGE COMMISSION Washington, D.C.
 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported):
  October 15, 1999

               COUNTRYWIDE  HOME EQUITY LOAN TRUST 1999-A
    (Exact name of registrant as specified in its charter)
          CALIFORNIA      	333-11095		36-7270694
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer of
Incorporation)	 Number)			 Identification No.)
c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor 1 N. State Street, Chicago IL 60670-0126 (Address of Principal Executive Offices)
		(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Countrywide Home Equity Loan Trust 1999-A, a Trust created pursuant to the Pooling Agreement, dated February 22, 1999, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated  October 15, 1999.
  The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.
The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date October 15, 1999.
Principal		Interest	Ending Balance
Cede & Co.$ 1,941,785.22	$ 837,810.24	$174,439,306.73
B.	No delinquency in payment under the Transferor Certificate,
 or the Financial Guaranty Insurance Policy has occurred.
C.	Have any deficiencies occurred?  NO. Date: Amount:
D.	Were any amounts paid or are any amounts payable under the
 Financial Guaranty Insurance Policy?  NO Amount:
E.	Are there any developments with respect to the Ambac Certificate
Guaranty Insurance Policy?  NONE.
F.	Item 1:  Legal Proceedings:  NONE
G.	Item 2:  Changes in Securities:  NONE
H.	Item 4:  Submission of Matters to a Vote of Security
 Holders:  NONE
I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
 NOT APPLICABLE



Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated
October 15, 1999


		Statement to Certificateholders (Page 1 of 1)

		Distribution Date:
						9/15/99 	10/15/99

		INVESTOR CERTIFICATES DISTRIBUTION
 SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)



		A.	INTEREST & PRINCIPAL DISTRIBUTIONS
 TO INVESTORS

			Investor Certificate Interest Distributed
					4.480657 	4.528704

			Investor Certificate Interest Shortfall Distributed
					0.000000 	0.000000
			Remaining Unpaid Investor Certificate Interest Shortfall
					0.000000 	0.000000

			Managed Amortization Period ? (Yes=1; No=0)
					1	1
			Investors Certificate Principal Distributed
					8.662278 	10.496136
			  Principal Distribution Amount
					8.662278 	10.496136
			     Maximum Principal Payment
					34.612441 	33.563226
			     Alternative Principal Payment
					8.662278 	10.496136
			     Principal Collections less Additional Balances
					8.662278 	10.496136
			  Investor Loss Amount Distributed to Investors
					0.000000 	0.000000
			  Accelerated Principal Distribution Amount
					0.000000 	0.000000
			  Credit Enhancement Draw Amount
					0.00 	0.00
			Total Amount Distributed to Certificateholders (P & I)
					13.142936 	15.024840
		B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

			Beginning Investor Certificate Balance
					"177,983,613.47 "	"176,381,091.95 "
			Ending Investor Certificate Balance
					"176,381,091.95 "	"174,439,306.73 "
			Beginning Invested Amount
					"177,983,613.47 "	"176,381,091.95 "
			Ending Invested Amount
					"176,381,091.95 "	"174,439,306.73 "
			Investor Certificateholder Floating Allocation Percentage
					98.1610% 	98.1446%
			Pool Factor
					0.9534113 	0.9429152
			Liquidation Loss Amount for Liquidated Loans
					0.00 	0.00
			Unreimbursed Liquidation Loss Amount
					0.00 	0.00
		C.	POOL INFORMATION

			Beginning Pool Balance
					"181,318,079.55 "	"179,715,558.03 "
			Ending Pool Balance
					"179,715,558.03 "	"177,773,772.81 "
			Servicer Removals form the Trust (Section 2.06)
					0.00 	0.00
			Servicing Fee
					"75,549.20 "	"74,881.48 "
		D.	INVESTOR CERTIFICATE RATE

			Investor Certificate Rate
					5.588750% 	5.700000%
			LIBOR Rate
					5.268750% 	5.380000%
			Maximum Rate
					8.475726% 	8.921534%
		E.	DELINQUENCY & REO STATUS

			Delinquent 30-59 days

			    No. of Accounts
					3 	16
			   Trust Balances
					"36,216.43 "	"383,000.09 "
			Delinquent 60-89 days

			    No. of Accounts
					2 	1
			   Trust Balances
					"146,770.35 "	"1,715.46 "
			Delinquent 90+ days

			    No. of Accounts
					3 	4
			   Trust Balances
					"121,900.00 "	"262,770.35 "
			Delinquent 9+ Months

			    No. of Accounts
					0 	0
			   Trust Balances
					0 	0
			REO

			    No. of Accounts
					0 	0
			   Trust Balances
					0.00 	0.00

			"IN WITNESS WHEREOF, the undersigned
 has caused this Certificate to be duly executed"

			"this 11th day of  October, 1999"


			       Countrywide Home Loans Formerly
 Known as Countrywide Funding Corporation

			       as Servicer


			       _______________________________________


			        Lupe Montero

			        Vice-President


			Distribution List:


		   Barbara Grosse - First National Bank of Chicago
			Lupe Montero - Countrywide Home Loans

		   John Dahl - Salomon Smith Barney
			Richard Marron - Countrywide Home Loans

					Dave Walker - Countrywide Home Loans





SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTRYWIDE HOME EQUITY LOAN TRUST 1999-A

By  _______________________________________
 Name:
	Barbara G. Grosse Title:		Vice President

Dated: October 31, 1999